Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Altra Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended March 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl R. Christenson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2013	By:	/s/ Carl R. Christenson
	Name:	Carl R. Christenson
	Title:	President and Chief Executive Officer